UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2007

WUHAN GENERAL GROUP (CHINA), INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	33-25350-FW (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 138 7113 6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2007, the Board of Directors and controlling stockholder of Wuhan General Group (China), Inc. (the “Company”) adopted the Wuhan General Group (China), Inc. 2007 Stock Option Plan (the “Plan”). The Plan, which became effective on November 30, 2007, is intended to assist the Company and its affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its affiliates by aligning their interests with those of the Company and its stockholders. The Plan provides that the maximum number of shares of the Company’s common stock that may be issued under the Plan is 3,000,000 shares. The Plan will expire on November 30, 2017. The above description is qualified in its entirety by reference to the Wuhan General Group (China), Inc. 2007 Stock Option Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Copies of the form of stock option award agreement for directors and form of stock option award agreement for employees are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Also on November 30, 2007, the Company’s Board of Directors approved a new compensation package (the “Compensation Package”) for outside directors who are independent in accordance with the Nasdaq and SEC rules governing director independence (“Eligible Directors”). The Compensation Package, which was deemed effective January 1, 2007, provides for the following:

•	Each Eligible Director will receive an annual $15,000 cash retainer. If the Company’s Common Stock becomes listed on NASDAQ, the annual cash retainer will increase to $20,000 per year.

•
Each Eligible Director residing in Wuhan, China will receive a $1,000 fee for each board or committee meeting attended. Each Eligible Director who resides outside of Wuhan, China, will receive a $1,000 fee for each board or committee meeting attended by telephone and $5,000 for each board or committee meeting attended in person.

•	Each Eligible Director will receive the option to purchase 20,000 shares of the Company’s Common Stock per year. The stock options will vest in four equal quarterly installments over one year.

•	The Chairman of the Company’s Audit Committee will receive an additional annual fee of $5,000.

•	All directors will be reimbursed for out-of-pocket expenses associated with their service to the Company.

The above description is qualified in its entirety by reference to the Outside Director Compensation Package, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

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Item 8.01. Other Events.

On September 14, 2007, Chen Yunhui, a member of the Board of Directors of the Company died. Mr. Chen had served as a director since April 2007. Mr. Chen was an extraordinary leader and a valued member of the board and will be greatly missed.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Wuhan General Group (China), Inc. 2007 Stock Option Plan.
Exhibit 10.2 Form of Option Award Agreement for Directors.
Exhibit 10.3 Form of Option Award Agreement for Employees.
Exhibit 10.4 Wuhan General Group (China), Inc. Outside Director Compensation Package.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc.

Date:	December 6, 2007

By:	/s/ Xu Jie
Name: Xu Jie
Title: President and Chief Executive Officer

EXHIBIT INDEX
Form 8-K
December 6, 2007

Filed
Exhibit No.	Description	Herewith	By Reference
10.1	Wuhan General Group (China), Inc. 2007 Stock Option Plan	X
10.2	Form of Option Award Agreement for Directors	X
10.3	Form of Option Award Agreement for Employees	X
10.4	Wuhan General Group (China), Inc. Outside Director Compensation Package	X